                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 8, 1997
                                                   ----------------


                        COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         NEBRASKA                     1-11515                  47-0658852
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)         Identification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA        68124
--------------------------------------------------------------------------------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

Item 5.  Other Events:
----------------------

     Commercial Federal Corporation (the Corporation) held its Annual Meeting of Stockholders on November 18, 1997 in Omaha, Nebraska. The inspector of election issued his certified final report on December 5, 1997 for the proposals voted upon at such Annual Meeting.

     The following proposals were voted upon at the Annual Meeting: (i) the election of one individual as a director for a two-year term and the election of three individuals as directors for a three-year term, (ii) the approval of an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares, and (iii) the approval of an amendment to the Corporation's Articles of Incorporation to establish a variable range for the number of members from nine to 12 members. The results of voting were as follows:

     Proposal 1 -- Election of Directors
     -----------------------------------

     Nominee                                    Votes for (1)      Votes Withheld
     -------                                    -------------      --------------
     For term to expire in 1999:
        Michael P. Glinsky                        19,179,765           168,597

     For terms to expire in 2000:
        Talton K. Anderson                        19,258,356            90,657
        Carl G. Mammel                            19,259,701            88,985
        James P. O'Donnell                        19,259,475            88,935


(1) Stockholders are entitled to cumulate their votes in the election of directors. Unless otherwise indicated by the stockholder, a vote for the Board of Directors' nominees gives the proxies named discretionary authority to cumulate all votes to which the stockholder was entitled and to allocate such votes in favor of one or more of the Board's nominees as the proxies determined. The votes reported herein reflect the allocation of votes so as to maximize the number of nominees elected to serve as directors.

     Proposal 2 -- Approval to Increase Authorized Shares
     ----------------------------------------------------

     Votes For         Votes Against          Abstentions or Broker Nonvotes
     ----------        -------------          ------------------------------
     18,751,212           516,617                        80,789

---------------------------------

     Proposal 3 -- Approval for Variable Range of Membership of Board of
     -------------------------------------------------------------------
                   Directors
                   ---------

     Votes For         Votes Against         Abstentions or Broker Nonvotes
     ----------        -------------         ------------------------------
     16,342,310           239,357                       2,766,949


     Pursuant to the stockholders' approval of Proposals 2 and 3, Article IV of the Corporation's Articles of Incorporation was amended to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares, and Article VII of the Corporation's Articles of Incorporation was amended to establish a variable range for the number of members on the Board of Directors from no less than nine to no more than 12 members. For further information, reference is made to the amended and restated Articles of Incorporation, attached hereto as Exhibit 3.


Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(c)  Exhibits:

     Exhibit 3. Articles of Incorporation of Commercial Federal Corporation, as amended and restated.

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  December 11, 1997         /s/  James A. Laphen
       -----------------         --------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  December 11, 1997         /s/  Gary L. Matter
       -----------------         -------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary (Principal
                                 Accounting Officer)